                                                                   EXHIBIT 10.28

                              DISTRIBUTOR AGREEMENT

         This Distributor Agreement ("Agreement") is entered into by and between Comtex Scientific Corporation ("COMTEX"), a New York corporation with its principal offices at 4900 Seminary Road, Suite 800, Alexandria, Virginia 22311, and Intelligent Information Incorporated (the "Distributor"), a Delaware corporation with its principal offices at One Dock Street, Suite 500, Stamford, Connecticut 06902.

1.       DEFINITIONS

         a. Service. The term "the Service" means the electronic information services identified in Exhibit A to this Agreement.

         b. Content. The term "Content" means all material, whether or not protected by copyright, including but not limited to text, images, and other multimedia data, provided or made available as part of the Service.

         c. Information Providers. The term "Information Providers" means third parties from whom COMTEX acquires the right to distribute Content provided or made available as part of the Service.

         d. Users. The term "Users" means all third parties to whom Distributor, subject to the terms and conditions of this Agreement, may license, sell, transfer, make available or otherwise distribute the Service.

2.       DISTRIBUTION

         a. Grant of Rights. Subject to the terms and conditions of this Agreement, COMTEX grants Distributor a nonexclusive license and right to market the Service, distribute the Service to Users, and license Users to use the Service for their internal use.

         b.       Restrictions on Distribution

                  i. Unauthorized Entities. Distributor shall not knowingly license, sell, transmit or otherwise distribute the Service or Content to print or broadcast news media or any of their parents, subsidiaries, and affiliates ("Unauthorized Entities"), without obtaining for each such Unauthorized Entity the prior written consent of COMTEX. In the event any such unauthorized distribution becomes known to Distributor, Distributor immediately shall notify COMTEX and use its best efforts to halt immediately such distribution.

                  ii. Redistribution. Distributor shall not license, sell, transfer, make available or otherwise distribute the Service or Content to any third party who, for the use or benefit of such third party's Customers, licenses, purchases or otherwise obtains the Service or Content from Distributor and then relicenses, resells, transfers, makes available or otherwise redistributes such Service and Content to such third party's Customers, without obtaining for each such third party the prior written consent of COMTEX. For purposes of this subparagraph, the term "Customer" shall include any individual, entity or other party who licenses, purchases or otherwise obtains such Service or Content from the third party.

CONFIDENTIAL TREATMENT REQUESTED
Brackets have been used to identify information which has been omitted from this exhibit pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

         c. User Agreements. Distributor shall require that each User enter into an agreement that contains the provisions set forth in Exhibit D or provisions substantially equivalent thereto. Such agreement, which may be obtained in an electronic or hard-copy format, shall be retained by Distributor for the term of this Agreement and three (3) years thereafter. Upon the request of COMTEX, Distributor shall provide COMTEX a copy of such user agreement.

         d. Reservation. COMTEX reserves the right to add or withdraw Information Providers, Content and items of coverage from the Service without notice.

3.       MARKETING

         a. Promotion. Distributor agrees to use commercially reasonable efforts to promote and market the Service to prospective Users and to enter into licenses for use of the Service by Users.

         b. Expenses. Distributor shall be responsible for all expenses incurred by Distributor in promoting and marketing the Service.

         c. Use of Name. Distributor shall name COMTEX as one of its information services in its formal promotional and marketing materials relating to the Service, including press releases and advertisements.

         d. Prior Approval. COMTEX and Distributor each agrees to submit to the other party for written approval all press releases, advertising or other promotional materials that use Service names or a party's company name not less than fifteen (15) days before the proposed use. Each party shall not unreasonably withhold its approval. Unless notice of approval or disapproval is received within ten (10) days of receipt of promotional materials, approval shall be deemed granted. Either party, however, may identify the other in its published listing of available services or Distributors without such written approval.

4.       DELIVERY OF THE SERVICE

         a. Provision of the Service. Subject to the terms and conditions of this Agreement, COMTEX shall provide the Service to Distributor and Distributor shall receive the Service from COMTEX in conformance with the Technical Specifications set forth in Exhibit A.

         b. Timeliness. COMTEX shall use commercially reasonable efforts to maintain the timeliness of the information contained in the Service. Distributor acknowledges that COMTEX relies on the performance of Information Providers outside the control of COMTEX in order to provide the Service.

         c. Proprietary Notices. Where supplied as part of the Service by COMTEX or its Information Providers, Distributor will cause to be displayed appropriate copyright or other proprietary notices relating to the Service.

         d. Modifications. Distributor shall not edit, abridge, rewrite or in any other way alter the Content of the Service or create any work derived from the Content of the Service; provided, however, that Distributor may choose not to display every story or article.

CONFIDENTIAL TREATMENT REQUESTED
Brackets have been used to identify information which has been omitted from this exhibit pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

         e.       Remedies

                  i. Corrections. Upon receipt of written notice from COMTEX of an error in the distribution of the Service and Content to a User, Distributor shall use commercially reasonable efforts to promptly correct such error.

                  ii. Withdrawal of Information Provider. Notwithstanding Subparagraph 4.e.i., in the event that Distributor violates Subparagraphs 2.b., 4.c. or 4.d., infringes any copyright of an Information Provider, or otherwise violates the proprietary rights of an Information Provider, COMTEX, at its sole discretion, immediately may cease distribution of such Information Provider's Content to Distributor until the violation or infringement is remedied by Distributor, during which period Distributor acknowledges that such actions by COMTEX shall not result in a breach of Subparagraphs 4.a. and 4.b.

         f.       Review by COMTEX

                  i. Access. Throughout the term of this Agreement, Distributor shall provide COMTEX reasonable access to Distributor's system for distribution of the Service to Users for the sole purpose of reviewing Distributor's implementation of the Service. This access shall be provided by Distributor at no charge to COMTEX

                  ii. Opportunity to Review. Distributor shall provide notice to COMTEX to allow COMTEX a reasonable opportunity to review Distributor's implementation of the Service before or, if prior review is impracticable, as soon as possible after Distributor implements the Service or any substantial changes in its implementation of the Service.

5.       PAYMENT

         a. Payment Schedule. Distributor shall pay COMTEX the Monthly Fees and Royalties set forth in the Payment Schedule in Exhibit B.

         b. Invoices and Due Date. Each month, COMTEX shall provide Distributor an invoice setting forth the following:

                  (i)     the Monthly Fees for the current month;

                  (ii) the Estimated Royalty for the current month, which shall be equal to the prior month's actual Royalty; and

                  (iii) the Royalty Adjustment for the prior month, which shall be the amount by which the prior month's Royalty, based on actual usage, exceeds the prior month's Estimated Royalty, or Royalty Credit, which shall be the amount by which the prior month's Estimated Royalty exceeds the prior month's Royalty, based on actual usage. COMTEX shall credit Distributor the amount of any Royalty Credit.

Distributor shall pay COMTEX the net amount shown on each invoice within thirty
(30) days of the date of the invoice (the "Due Date").

         c. Fees Subject to Change. COMTEX may adjust the Fees set forth in Exhibit B upon sixty (60) days prior written notice to Distributor.

CONFIDENTIAL TREATMENT REQUESTED
Brackets have been used to identify information which has been omitted from this exhibit pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

         d. Reports. Within ten (10) days after the end of each month, Distributor shall provide COMTEX a report, in the format set forth in Exhibit B to this Agreement or as otherwise agreed to by the parties, setting forth all information necessary to calculate the Monthly Fees and Royalties for the prior month.

         e. Taxes. Distributor shall be responsible for the payment of all taxes, including sales, excise, and value-added taxes, which may be levied upon the provision of the Service or on any payments by Distributor to COMTEX hereunder, other than franchise and income taxes of COMTEX.

         f. Interest. All amounts under Subparagraph a. above owed to COMTEX by Distributor and not paid by the Due Date shall be deemed delinquent and [*], shall be paid by Distributor to COMTEX on such amounts. In addition, COMTEX shall be entitled to [*]. Nothing in this paragraph shall limit COMTEX' right to terminate this Agreement in accordance with Paragraph 6.b.

         g. Audit. COMTEX or its representative may, during business hours and upon reasonable notice, inspect and audit the relevant books and records of Distributor for the sole purpose of verifying all information related to payments under this Agreement. Such inspection and audit shall be at the expense of COMTEX unless the audit shows an error of ten percent (10%) or more in the calculation of Monthly Fees and Royalties, in which case Distributor shall bear the expense of such inspection and audit. Any deficiency discovered by the audit shall be paid by Distributor to COMTEX within thirty
(30) days of COMTEX notifying Distributor of the deficiency.

6.       TERM AND TERMINATION

         a. Term. This Agreement commences on the date of the last signature hereto or the first commercial distribution of the Service, whichever occurs first (the "Effective Date"), and shall remain in effect for the Initial Term set forth in Exhibit A. This Agreement shall renew automatically for successive periods of the duration of the Renewal Term set forth in Exhibit A, unless either party notifies the other party in writing, at least ninety (90) days before the end of the Initial Term or any Renewal Term, of its election not to renew.

         b. Termination. Either party may terminate this Agreement at any time if the other party materially breaches any provision of this Agreement. Such termination shall take effect (i) if the breach is incapable of cure, then immediately upon the breaching party's receipt of a written notice of termination which identifies the breach, or (ii) if the breach, capable of being cured, has not been cured within sixty (60) days after receipt of written notice from the non-breaching party identifying the breach, then immediately upon receipt of a written notice of termination received within thirty (30) days of the end of such sixty (60) day period. For purposes of this paragraph, a breach of Subparagraphs 2.b. or 4.e.i. shall be deemed a breach that is incapable of cure.

         c. Insolvency. Either party may terminate this Agreement by written notice to the other if the other party becomes insolvent, makes a general assignment for the benefit of creditors, permits the appointment of a receiver for its business or assets, or takes steps to wind up or terminate its business.

         d. Obligations upon Termination. Effective upon termination of the Agreement, Distributor shall not license, sell, transfer, make available or otherwise distribute the Service or Content nor access, use or retransmit the Service or Content. Within thirty (30) days of termination, Distributor shall
(i) pay to COMTEX all amounts owed under Paragraph 5 of this Agreement, and
(ii) for all Content, either (A) erase and purge the Content from any on-line and off-line storage media and certify, in writing, to COMTEX that such erasure and purge has been completed, or (B) certify, in writing, to COMTEX that

CONFIDENTIAL TREATMENT REQUESTED
Brackets have been used to identify information which has been omitted from this exhibit pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

certain Content has been retained in creating back-ups during the normal course of business and that such Content shall not be used in any manner whatsoever without the prior consent of COMTEX.

         e. Remedies upon Breach. Upon termination under Subparagraphs b. and c. above, COMTEX shall terminate the Service and shall be entitled to recover from Distributor (i) any payments due hereunder, (ii) the total of Distributor's Monthly Fee multiplied by the number of months between such termination and the date of expiration of the then current term, less savings realized by COMTEX, (iii) all costs and expenses of collection, including attorneys' fees, and (iv) any and all direct damages under law.

         f. Survival. The provisions of Paragraphs 5, 6, 7, 8, 9, 13, 14, 15, 16 and 17 of this Agreement shall survive termination of this Agreement.

7.       CONFIDENTIAL INFORMATION

         a. Definition. "Confidential Information" shall mean information which is designated as Confidential Information by the party disclosing such information (the "Disclosing Party") (i) in Exhibit C to this Agreement, (ii) with respect to information provided on paper, by facsimile or electronic mail, on magnetic media, electronically or by any other medium (collectively "in writing"), by labeling such information as "CONFIDENTIAL INFORMATION" before the information is provided to the other party (the "Receiving Party"), or
(iii) with respect to information disclosed either verbally or in writing, by notifying the Receiving Party, in writing within thirty (30) days of the disclosure, that the information identified in such notice is designated Confidential Information effective as of the Receiving Party's receipt of such written notice.

         b. Exclusions. "Confidential Information" shall not include information that (i) is or shall become generally available without fault of the Receiving Party, (ii) is in the Receiving Party's possession prior to its disclosure by the Disclosing Party, (iii) is independently developed by the Receiving Party, or (iv) is rightfully obtained by the Receiving Party from third parties without similar restrictions.

         c. Restrictions. The Receiving Party shall not disclose or otherwise transfer Confidential Information of the Disclosing Party to any third party, without first obtaining the Disclosing Party's consent, and shall take all reasonable precautions to prevent inadvertent disclosure of such Confidential Information. Except as necessary to perform under this Agreement, the Receiving Party shall not use or copy Confidential Information of the Disclosing Party, without first obtaining the Disclosing Party's consent, and will take all reasonable precautions to prevent inadvertent use and copying of such Confidential Information.

         d. Injunctive Relief Exclusion of Liability Limitation. The parties agree that damages shall be an inadequate remedy in the event of a breach by either party of this paragraph and that any such breach by a Receiving Party will cause the Disclosing Party great and irreparable injury and damage. Accordingly, a party shall be entitled, without waiving any additional rights or remedies otherwise available at law or in equity or by statute, to injunctive and other equitable relief in the event of a breach or intended or threatened breach of this paragraph. The provisions of Paragraph 13 shall not apply to any breach of this Paragraph 7.

8.       CONTENT

         a. Ownership. Distributor acknowledges that this Agreement does not transfer to Distributor

CONFIDENTIAL TREATMENT REQUESTED
Brackets have been used to identify information which has been omitted from this exhibit pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

or Users any proprietary right, title or interest, including copyright, in the Content made available as part of the Service.

         b. Representation. COMTEX shall use commercially reasonable efforts to prevent the Service from distributing any Content which would infringe any copyright or other right of any third party. Distributor understands that COMTEX is a distributor of information services and material licensed from Information Providers and agrees that COMTEX does not warrant that the Content will not infringe any copyright or other right of any third party.

9.       TRADEMARKS

Distributor agrees that COMTEX' trademarks are the sole and exclusive property of COMTEX. Pursuant to Paragraph 3.d., COMTEX shall have the right to approve the use of its trademarks by Distributor to identify and promote use of the Service. Upon compliance with this provision, use of such marks by Distributor for such purposes shall be deemed approved during the term of this Agreement unless COMTEX specifically notifies Distributor to the contrary.

10.      LIMITED WARRANTIES OF COMTEX

         a. Agreement. COMTEX warrants that its entry into this Agreement does not violate any agreement between COMTEX and any third party.

         b. Laws and Regulations. COMTEX warrants that its performance under this Agreement and the use of the Service conforms to all applicable laws and government rules and regulations, subject to the terms of this Agreement.

         c. The Service and Content. Distributor agrees that the Service and Content are provided by COMTEX "AS IS". COMTEX does not warrant the accuracy, completeness or timeliness of the Service and Content.

11.      LIMITED WARRANTIES OF DISTRIBUTOR

         a. Agreement. Distributor warrants that its entry into this Agreement does not violate any agreement between Distributor and any third party.

         b. Laws and Regulations. Distributor warrants that its Performance under this Agreement and the use of the Service shall conform to all applicable laws and government rules and regulations, subject to the terms of this Agreement.

12.      DISCLAIMER OF ALL OTHER WARRANTIES

         THE PARTIES AGREE THAT (a) THE LIMITED WARRANTIES SET FORTH IN PARAGRAPHS 10 AND 11 OF THIS AGREEMENT ARE THE SOLE AND EXCLUSIVE WARRANTIES PROVIDED BY EACH PARTY, AND (b) EACH PARTY DISCLAIMS ALL OTHER WARRANTIES INCLUDING BUT NOT LIMITED TO, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE RELATING TO THIS AGREEMENT, PERFORMANCE UNDER THIS AGREEMENT, THE SERVICE AND CONTENT, AND EACH PARTY'S COMPUTING AND DISTRIBUTION SYSTEM.

13.      LIMITATION OF LIABILITY

CONFIDENTIAL TREATMENT REQUESTED
Brackets have been used to identify information which has been omitted from this exhibit pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

         In no event shall COMTEX or its Information Providers be liable to Distributor and its Users for any direct, indirect, special, exemplary or consequential damages, including lost profits, whether or not foreseeable or alleged to be based on breach of warranty, contract, negligence or strict liability, arising under this Agreement or any performance under this Agreement.

14.      INDEMNIFICATION

         Distributor shall indemnify and hold harmless COMTEX and its Information Providers from and against any claims, losses, expenses, liabilities, and damages, including reasonable legal fees and expenses, arising out of Distributor's or its Users' breach of any provision of this Agreement, including without limitation the restrictions, obligations and warranties set forth in Paragraphs 2, 3, 4 and 11 of this Agreement. COMTEX agrees to notify Distributor of any such claim promptly in writing. The parties agree to cooperate fully during such proceedings. Distributor shall defend and settle at its sole expense all proceedings arising out of the foregoing.

15.      NON-SOLICITATION

         Distributor agrees that for the duration of this Agreement and for one
(1) year after expiration or termination of this Agreement, Distributor shall not, directly or indirectly, solicit or attempt to solicit to obtain a direct feed from any Information Provider which is providing Content made available to Distributor as part of the Service provided by COMTEX.

16.      FORCE MAJEURE

         Neither party shall be liable for any delay or failure to perform under this Agreement if caused by conditions beyond its control, including but not limited to fire, flood, accident, storm, acts of war, riot, government interference, strikes or walkouts; provided, however, no such event shall excuse any delay or failure to perform by Distributor of its obligations to make payment to COMTEX under Paragraph 5 of this Agreement. The affected performing party shall promptly notify the other party of the nature and anticipated length of continuance of such force majeure. Should any such failure or suspension of performance by COMTEX continue for more than six (6) months, then either party shall have the right to terminate this Agreement without further liability or obligation on the part of either party.

17.      NOTICES

         All notices and demands hereunder shall be in writing and delivered by hand delivery, certified or registered mail, return receipt requested, or confirmed facsimile transmission at the addresses set forth below (or at such different address as may be designated by either party by written notice to the other party). Delivery shall be deemed to occur (i) if by hand delivery, upon such delivery, (ii) if by mail, four (4) days after deposit with the U.S. Postal Service, and (iii) if by facsimile transmission, upon receipt of confirmation.

         If to COMTEX:

                  Debbie Woolum Ikins, Vice President, Sales
                  Comtex Scientific Corporation
                  4900 Seminary Road
                  Suite 800
                  Alexandria, Virginia 22311

CONFIDENTIAL TREATMENT REQUESTED
Brackets have been used to identify information which has been omitted from this exhibit pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

                  Facsimile transmission: (703) 820-2005

         If to Distributor:

                  Robert Coletti, Controller
                  Intelligent Information Incorporated
                  One Dock Street
                  Suite 500
                  Stamford, CT 06902

18.      GENERAL TERMS AND CONDITIONS

         a. Not Agent. Neither party shall be considered an agent of the other party nor shall either party have the authority to bind the other party.

         b. No Assignment. Neither party may assign this Agreement without the written consent of the other party; provided, however, that COMTEX may assign this Agreement as part of a transaction in which substantially all of the assets related to its rights and obligations under this Agreement are assigned to a third party.

         c. Governing Law. This Agreement and performance hereunder shall be construed and governed by the laws of the Commonwealth of Virginia.

         d. Severability. In case any one or more of the provisions contained herein shall, for any reason, be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement, and this Agreement shall be construed as if such provision(s) had never been contained herein, provided that such provision(s) shall be curtailed, limited or eliminated only to the extent necessary to remove the invalidity, illegality or unenforceability.

         e. Waiver. No waiver of any breach of any of the provisions of this Agreement shall be deemed a waiver of any preceding or succeeding breach of the same or any other provisions hereof. No such waiver shall be effective unless in writing and then only to the extent expressly set forth in writing.

         f. Complete Agreement. The parties agree that this Agreement is the complete and exclusive statement of the agreement between the parties, which supersedes and merges all prior proposals, understandings and other agreements, oral or written, between the parties relating to this Agreement.

         g. Amendment. This Agreement may not be modified, altered or amended except by written instrument duly executed by both parties.

         h. Attorneys' Fees. Should any action be brought by either party to enforce the provisions of this Agreement, the prevailing party, whether by settlement, adjudication or arbitration, shall have the right to collect reasonable attorneys' fees, expenses and costs from the nonprevailing party.

         i. No Inference Against Author. No provision of this Agreement shall be interpreted against any party because such party or its legal representative drafted such provision.

         j. Headings. The headings used in this Agreement are for convenience only and are not to be construed to have a legal significance.


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CONFIDENTIAL TREATMENT REQUESTED
Brackets have been used to identify information which has been omitted from this exhibit pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

         k. Read and Understood. Each party acknowledges that it has read and understands this Agreement and agrees to be bound by its terms.

AGREED:

INTELLIGENT INFORMATION INC.
Distributor, by:                                            COMTEX SCIENTIFIC CORPORATION, by:


/s/ Stephen G. Maloney                                      /s/ Charles W. Terry
--------------------------------------                      --------------------
Signature                                                   Signature


Stephen G. Maloney                                          Charles W. Terry
--------------------------------------                      --------------------
Printed Name                                                Printed Name


President                                                   President
--------------------------------------                      --------------------
Title                                                       Title


Date:June 9, 1995                                           Date:June 13, 1995
     ---------------------------------                           ---------------



                                       9

CONFIDENTIAL TREATMENT REQUESTED
Brackets have been used to identify information which has been omitted from this exhibit pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

                                    EXHIBIT A

                                THE SERVICE; TERM

1. The term "the Service" means five (5) of the following electronic information services as selected by the Distributor:

         Business CustomWire

         Newswire that focuses on the activities of organizations involved with supplying and distributing of goods and services. Features real-time news coverage specifically in the areas of corporate performance, executive activities, mergers and acquisitions, and new product launches.

         Community CustomWire

         Newswire that focuses on the activities and events that affect people and the quality of life in the United States. Features real-time news coverage on safety and social services programs, regional politics, infrastructure issues, and employment trends. Includes reports on crime/police activities, children and education, and the effects of natural and man-made disasters.

         Entertainment CustomWire

         Newswire that focuses exclusively on the world of entertainment. Features real-time news coverage on the people and events that captivate the imagination of the public. Includes reports on upcoming programs, schedules, previews, and reviews in the performing, visual, and literary arts including dance, drama, literature, film, music, and television.

         Environment CustomWire

         Newswire that focuses on the events that advocate the preservation and improvement of our natural environment. Features real-time news coverage on the causes of air, water, and land contamination and the effects on human health and the environment. Includes reports on individual and industrial recycling and resource recovery efforts.

         Finance CustomWire

         Newswire that focuses on the events that advocate the preservation and improvement of our natural environment. Features real-time news coverage on the causes of air, water, and land contamination and the effects on human health and the environment. Includes reports on individual and industrial recycling and resource recovery efforts.

         Government CustomWire

         Newswire that focuses on the activities of the U.S. Federal Government. Features real-time news coverage on our system of creating, enforcing, and interpreting the laws of our nation. Includes reports from Congress, the Executive Branch and its agencies, the Supreme Court, Capitol Hill offices, labor unions, trade and industry associations, and special-interest groups.

         Healthcare CustomWire


                                       10

CONFIDENTIAL TREATMENT REQUESTED
Brackets have been used to identify information which has been omitted from this exhibit pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

         Newswire that focuses on actions taken to improve and maintain the general health of the public. Features real-time news coverage on programs supporting the prevention and control of disease, the results of clinical trials and tests that ensure the safety and effectiveness of drugs and medical devices, developments in biotechnology, and activities to improve access to healthcare services.

         High Technology CustomWire

         Newswire that focuses on the production and use of advanced technologies, specifically computers and telecommunications. Features real-time news coverage and market data reports highlighting on-line services, CD-ROM, electronic publishing, interactive multi-media services, software and database applications, telecommunications, and news and information services.

         International CustomWire

         Newswire that focuses on news about other countries around the world. Features a global perspective of local and international issues generated from eight distinct regions of the world -- Africa, Asia, Central Eurasia, China, Eastern Europe, Latin America, Russia, and Western Europe. Includes real-time news coverage on the activities of international organizations, trade, changing political and economic environments, and rising conflicts and wars in other countries.

         Sports CustomWire

         Newswire that focuses exclusively on the world of sports competition. Features real-time news coverage on all professional and collegiate sporting events in the U.S., international games and events originating in other countries, and all reported worldwide competition. Includes score updates, team statistics, and late breaking reports on the players, owners, and fans.

2. Technical Specifications: Delivery will be via Mainstream FM sideband or satellite delivery. The data format will be the standard COMTEX proprietary format.

3.       The Initial Term shall be one (1) year beginning July 1, 1995.

4.       Each Renewal Term shall be one (1) year.



                                       11

CONFIDENTIAL TREATMENT REQUESTED
Brackets have been used to identify information which has been omitted from this exhibit pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

                                    EXHIBIT B

                                Payment Schedule

A. Monthly Fees: Distributor shall pay COMTEX the following monthly minimum fees:

         Months 1-3                      [*]
         Months 4-6                      [*]
         Months 7-9                      [*]
         Months 10-12                    [*]

B. Royalties: The following royalties shall be applied against the monthly minimum fees:

         FOR HEADLINES ONLY:

         Distributor shall pay COMTEX a minimum of [*] per subscriber per month. Distributor shall pay COMTEX [*] per headline transmitted to a subscriber.

         Definition: Includes Headlines from five (5) COMTEX Custom Wires.

         FOR SUMMARIES/BRIEFS:

         Distributor shall pay COMTEX a minimum of [*] per subscriber per month. Distributor shall pay COMTEX [*] per summary/brief transmitted to a subscriber.

         Definition: A summary/brief is not to exceed two hundred forty (240) characters, or two sentences, in the event that either of these are not separately reported in the Comtex feed.

         FOR FULL-TEXT ARTICLES:

         Distributor shall pay COMTEX [*] of the full-text article charge, as agreed in writing by both Distributor and COMTEX.

         Definition:      Full-text article as provided in the COMTEX feed.

C. Royalty Reporting: Monthly reports should include the following information, in spreadsheet format:

         1.       Number of paid users/subscribers
         2.       Total number of headlines transmitted
         3.       Total number of summaries/briefs transmitted
         4.       Total number of full-text articles transmitted
         5.       Minimum fees paid to COMTEX
         6.       Net royalty due COMTEX
         7.       Number of trial users

D. Pricing Exceptions: Discounts for large volume accounts may be agreed to by both parties with an Amendment to the Agreement.



                                       12

CONFIDENTIAL TREATMENT REQUESTED
Brackets have been used to identify information which has been omitted from this exhibit pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

                                    EXHIBIT C

                            Confidential Information

1.       This Agreement and all Exhibits thereto, except for Exhibit D.



                                       13


CONFIDENTIAL TREATMENT REQUESTED
Brackets have been used to identify information which has been omitted from this exhibit pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

                                    EXHIBIT D

                            User Agreement Provisions

         1. Ownership. User agrees that Comtex Scientific Corporation ("COMTEX") and its information providers retain all rights, title and interests, including copyright and other proprietary rights, in the Service and all material, including but not limited to text, images, and other multimedia data, provided or made available as part of the Service ("Content").

         2. Restrictions on Use. User agrees that it will not copy nor license, sell, transfer, make available or otherwise distribute the Service or Content to any entity or person, except that User may (a) make available to its employees electronic copies of Content, (b) allow its employees to store, manipulate, and reformat Content, and (c) allow its employees to make paper copies of Content, provided that such electronic and paper copies are used solely internally and are not distributed to any third parties. User shall use its best efforts to stop any unauthorized copying or distribution immediately after such unauthorized use becomes known. The provisions of this paragraph are for the benefit of COMTEX and its information providers, each of which shall have the right to enforce its rights hereunder directly and on its own behalf.

         3. No Warranty. The Service is provided on an "AS IS" basis. COMTEX DISCLAIMS ANY AND ALL WARRANTIES, INCLUDING BUT NOT LIMITED TO THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, RELATING TO THIS AGREEMENT, PERFORMANCE UNDER THIS AGREEMENT, THE SERVICE AND CONTENT. COMTEX makes no warranties regarding the completeness, accuracy or availability of the Service or Content.

         4. Limitation of Liability. In no event shall COMTEX or its information providers be liable to User or any other person or entity for any direct, indirect, special, exemplary or consequential damages, including lost profits, based on breach of warranty, contract, negligence, strict liability or otherwise, arising under this Agreement or any performance under this Agreement, whether or not they or it had any knowledge, actual or constructive, that such damages might be incurred.

         5. Indemnification. User shall indemnify and hold harmless COMTEX against any claim, damages, loss, liability or expense arising out of User's use of the Service or Content in any way contrary to this Agreement.



                                       14

CONFIDENTIAL TREATMENT REQUESTED
Brackets have been used to identify information which has been omitted from this exhibit pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

                                    EXHIBIT E

         Information products and services that are individualized and delivered to and received from wireless devices such as pagers, smr, cellular telephones, laptop and palmtop personal computers, personal data assistants, PCMCIA messaging cards, etc. over numerous wireless networks throughout the United States and abroad.



                                       15

CONFIDENTIAL TREATMENT REQUESTED
Brackets have been used to identify information which has been omitted from this exhibit pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.